Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTIONS 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey R. Johnson, Chief Executive Officer of Franklin Credit Management (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of the Company on Form 10-Q for the fiscal quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 16, 2005

                                            BY: /s/ Jeffrey R. Johnson
                                                ----------------------
                                                Name:  Jeffrey R. Johnson
                                                Title: Chief Executive Officer